UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       November 14, 2005 Date of Report (Date of earliest event reported)

                             KLEENAIR SYSTEMS, INC.
                             ----------------------
               (Exact Name of Registrant as specified in Charter)


                          Commission File No. 033-03362

          Nevada                                        87-0431043
   ----------------------------                        -------------------
   (State of Other Jurisdiction                        (I.R.S. Employer
    of Incorporation)                                  Identification No.)


27121 Aliso Creek Road, Suite 120, Aliso Viejo, CA               92656
---------------------------------------                         ------------
(Address of Principal Executive Office)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 831-1045


ITEM  4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         In October, 2005, Kleenair Systems, Inc. ("KAIR"), retained Kabani & Company, Inc., to review its financial statements for the period ended September 30, 2005. Kabani & Company resigned on November 14, 2005. There has never been any decision to change accountants from Kabani & Company, which was either recommended or approved by KAIR's Board of Directors.

         Robert Early & Company, PC, which had not yet resigned as KAIR's principal accountant, will continue as KAIR's principal accountant.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   (d)   Exhibits

         16-1. Letter from Hamid Kabani, CPA, regarding the Item 4.01 disclosure.

         16-2 Letter from Robert Early, CPA, regarding the Item 4.01 disclosure.





                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 9, 2005             /s/    Lester Berriman
                                    ------------------------------------------
                                            Lester Berriman, Chairman and
                                            Director of Research